Exhibit 10.5

EXECUTION VERSION

$495,000,000 Prepetition Credit Facility

$80,000,000 Senior Secured Superpriority Debtor-In-Possession Credit Facility
$80,000,000 Senior Secured Superpriority Roll-Up Credit Facility
$20,000,000 Incremental Senior Secured Superpriority Debtor-In-Possession Credit Facility
$20,000,000 Incremental Senior Secured Superpriority Roll-Up Credit Facility

AMENDMENT NO.  3

TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT
(as Amended by Amendment No. 1 and as Amended by Amendment No. 2)

Dated as of May 19, 2009

Among

HLI Operating Company, Inc.
and
Hayes Lemmerz Finance LLC - Luxembourg S.C.A.
and
Hayes Lemmerz International, Inc.
and
The DIP Lenders Party Hereto
and
DEUTSCHE BANK AG NEW YORK BRANCH
as DIP Administrative Agent
and
Deutsche Bank Securities Inc. and General Electric Capital Corporation
as Joint Book-Running Lead Managers, Joint Lead Arrangers and Joint
Syndication Agents for the DIP Facilities
and
Deutsche Bank Securities Inc. as Documentation Agent for the DIP Facilities

EXECUTIVE VERSION

Amendment No. 3 to Credit Agreement

Amendment No. 3, dated as of May 19, 2009, among HLI Operating Company, Inc., a Delaware corporation, Hayes Lemmerz Finance LLC - Luxembourg S.C.A., a société en commandite par actions organized under the laws of the Grand Duchy of Luxembourg, Hayes Lemmerz International, Inc., a Delaware corporation, each DIP Lender party hereto (as defined in the Existing Credit Agreement referred to below), DEUTSCHE BANK AG NEW YORK BRANCH, as administrative agent for the DIP Lenders (“DIP Administrative Agent”). Capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Amended Credit Agreement (defined below).

W i t n e s s e t h:

WHEREAS, the Borrowers and Holdings are party to that Second Amended and Restated Credit Agreement, dated as of May 30, 2007 (as heretofore amended, modified and supplemented, the “Existing Credit Agreement”), among the Borrowers, Holdings, the Lenders (the “Prepetition Lenders”) and Issuers (in each case as defined therein) party thereto, Citicorp North America, Inc. (“CNAI”), as administrative agent for the Lenders and the Issuers (“Prepetition Administrative Agent”), Deutsche Bank Securities Inc., as Syndication Agent, CNAI, as Documentation Agent, and Citigroup Global Markets Inc. and Deutsche Bank Securities Inc., as Joint Book-Running Lead Managers and Joint Lead Arrangers, as amended by Amendment No. 1, dated as of January 30, 2009, among the Borrowers, Holdings and the Prepetition Administrative Agent on behalf of each Lender executing a Lender Consent (as defined therein), as further amended by Amendment No. 2, dated as of May 12, 2009, among the Borrowers, Holdings, each DIP Lender party thereto (as defined in the Existing Credit Agreement), each DIP Lender party thereto (as defined in the Existing Credit Agreement), the DIP Administrative Agent, the DIP Lead Arrangers, the DIP Lead Arrangers and the DIP Documentation Agent; and

Whereas, on May 11, 2009 (the “Petition Date”), Holdings, the Borrowers and each other Domestic Subsidiary (together, the “Debtors”), each filed a voluntary petition for relief (collectively, the “Cases”) under chapter 11 of the Bankruptcy Code with the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”); and

Whereas, the Debtors are continuing to operate their respective businesses and manage their respective properties as debtors in possession under sections 1107(a) and 1108 of the Bankruptcy Code; and

Whereas, pursuant to Amendment No 2, the DIP Lenders agreed to provide to the Borrowers (a)(i) a committed senior secured debtor-in-possession new money term loan facility in an aggregate principal amount of up to $80,000,000 and (ii) a committed senior secured debtor-in-possession roll-up loan facility in an aggregate principal amount of up to $80,000,000 and (b)(i) an uncommitted incremental senior secured debtor-in-possession new money term loan facility in an aggregate principal amount of up to $20,000,000 and (ii) an uncommitted incremental senior secured debtor-in-possession roll-up loan facility in an aggregate principal amount of up to $20,000,000, subject to a superpriority claim and lien of the DIP Administrative Agent for the benefit of itself and the DIP Lenders against the Borrowers and the other Debtors; and

Whereas, on May 14, 2009, the Interim Order of the Bankruptcy Court approved the Existing Credit Agreement and the making of the Initial New Money DIP Term Loans in the amount of the Dollar Equivalent of $30,000,000; and

EXECUTIVE VERSION

Whereas, Deutsche Bank Securities Inc., as the DIP Lead Arranger, solicited New Money DIP Term Loan Commitments (as defined in the Amended Credit Agreement) from the Prepetition Lenders (as defined in the Amended Credit Agreement), and received offers for New Money DIP Term Loan Commitments from the Prepetition Lenders in the amount of approximately the Dollar Equivalent of $100,000,000, of which $20,000,000 is in excess of the $80,000,000 of New Money Term Loan Commitments that are available under the Existing Agreement (the “Excess Commitment Offers”); and

Whereas, the Borrower has requested the DIP Administrative Agent and the New Money DIP Lenders to accept and apply the Excess Commitment Offers as Incremental New Money DIP Term Loan Commitments pursuant to Section 2.3.A of the Existing Credit Agreement on the same terms and conditions as the initial New Money DIP Term Loan Commitments (including, without limitation, the DIP Applicable Margin, the DIP Supplemental Applicable Margin, and the payment of upfront fees) (the “Excess Commitments Transaction”); and.

Whereas, in order to implement the Excess Commitments Transaction, pursuant to Section 11.1.A of the Existing Credit Agreement and Section 1 of Amendment No. 2, the Borrowers and the Requisite Supermajority DIP Lenders wish to amend the Existing Credit Agreement subject to the terms and conditions set forth herein, as set forth herein (the Existing Credit Agreement, as so amended, herein being referred to as the “Amended Credit Agreement”) and (b) the Amended Credit Agreement shall not constitute a novation of the obligations and liabilities existing under the Existing Credit Agreement or evidence payment of all or any of such obligations and liabilities (except as specifically set forth therein); and

Whereas, the Borrowers, the DIP Administrative Agent and Deutsche Bank Trust Company Americas as Depositary and Securities Intermediary for the DIP Lenders (“DIP Depositary”) are party to that certain Depositary Agreement, dated as of May 12, 2009 (“Existing Depositary Agreement”), among the Borrowers, the DIP Administrative Agent and DIP Depositary; and

Whereas, in order to implement the Excess Commitments Transaction, pursuant to Section 6.1 of the Existing DIP Depositary Agreement the Borrowers, the DIP Administrative Agent and DIP Depositary wish to amend the Existing DIP Depositary Agreement subject to the terms and conditions set forth herein, as set forth herein (the Existing DIP Depositary Agreement as so amended, herein being referred to as the “Amended DIP Depositary Agreement”).

Now, Therefore, in consideration of the premises and the covenants and obligations contained herein the parties hereto agree as follows:

SECTION 1.      AMENDMENTS TO THE CREDIT AGREEMENT

The Existing Credit Agreement is hereby amended, as set forth below; provided that the amended provisions may be amended, modified, supplemented or waived from time to time as required by the Interim Order or the Final Order (as defined in the amended provisions) or otherwise exclusively in accordance with Section 11.1.A of the Existing Credit Agreement:

(a)           In Section 1.1 of the Existing Credit Agreement, insert the following definitions after the definition of “Amendment No. 2 Effective Date”

“Amendment No. 3” means Amendment No. 3 to the  Second Amended and Restated Credit Agreement , dated as of May 19, 2009, among the Borrowers, Holdings, each DIP

EXECUTIVE VERSION

Lender party thereto (as defined in the Existing Credit Agreement), and the DIP Administrative Agent.

“Amendment No. 3 Effective Date” means the date on which Amendment No. 3 becomes effective in accordance with its terms.

(b)           In Section 1.1 of the Existing Credit Agreement, replace clause (i) of the definition of “DIP Intercompany Loan Limits” with the following:

(i) in the case of Intercompany Loans from the U.S. Borrower to the Luxembourg Borrower, the Dollar Equivalent of $17,500,000.

(c)           In Section 1.1 of the Existing Credit Agreement, replace the definition of “Interim Order” with the following:

“Interim Order” means that certain order issued by the Bankruptcy Court approving, among other things, this Agreement and the other DIP Loan Documents and the transactions contemplated hereby and thereby on an interim basis and authorizing the incurrence by the Loan Parties of post-petition secured and super-priority Indebtedness in accordance with this Agreement (and each supplemental or revised interim order (including the First Supplemental Interim Order (as that term is defined in Amendment No 3)) issued by the Bankruptcy Court prior to the Final Order Date approving, among other things, Amendment No. 3 and any other amendments, waivers or modifications of this Agreement or the other DIP Loan Documents or the transactions contemplated hereby and thereby), in each case in form and substance satisfactory to the Requisite DIP Lenders in their sole discretion.

(d)           In Section 1.1 of the Existing Credit Agreement, replace the definition of “Net Cash Flow After Restructuring Expenses” with the following:

“Net Cash Flow After Restructuring Expenses” means (A) for Holdings for any period, (a) Consolidated Net Income of Holdings for such period plus (b) the excess, if any, of (i) the Working Capital of Holdings at the beginning of such period over (ii) the Working Capital of Holdings at the end of such period plus (c) non-cash charges and non-cash losses for such period plus (d) cash flow from investing during such period  plus (e) cash flow from financing activities during such period (excluding to the extent included any proceeds of any borrowings or payments or prepayments with respect to the DIP Facilities) minus (f) all costs and expenses paid or accrued by the Obligors during such period in connection with the Cases or restructuring of the Obligors and (B) for the Luxembourg Borrower together with the Foreign Subsidiary Guarantors (other than those formed under the laws of Mexico) for any period, (a) aggregated Net Income of the Luxembourg Borrower and the Foreign Subsidiary Guarantors (other than those formed under the laws of Mexico) for such period plus (b) the excess, if any, of (i) the Working Capital of the Luxembourg Borrower and the Foreign Subsidiary Guarantors (other than those formed under the laws of Mexico) at the beginning of such period over (ii) the Working Capital of the Luxembourg Borrower and the Foreign Subsidiary Guarantors (other than those formed under the laws of Mexico) at the end of such period plus (c) non-cash charges and non-cash losses for such period plus (d) cash flow from investing during such period  plus (e) cash flow from financing activities during such period (excluding to the extent included any proceeds of any borrowings or payments or prepayments with respect to the DIP Facilities) minus (f) all costs and expenses paid or accrued by the Luxembourg Borrower and the Foreign Subsidiary Guarantors (other than those formed under the laws of Mexico) during such period in connection with the Cases or restructuring of the Obligors.

EXECUTIVE VERSION

(e)           In Section 2.3.A(a) of the Existing Credit Agreement, delete the term “DIP Final Effective Date” and replace with the term “DIP Effective Date”.

(f)           Replace Section 2.13.A(a) of the Existing Credit Agreement with the following:

(a) Upfront Fees. On (i) the DIP Effective Date, the Borrowers shall pay to each New Money DIP Lender an upfront fee in the amount of 4.00% of such New Money DIP Lender’s New Money DIP Term Loan Commitment and (ii) on the Amendment No. 3 Effective Date, the Borrowers shall pay to each Incremental New Money DIP Lender an upfront fee in the amount of 4.00% of such Incremental New Money DIP Lender’s Incremental New Money DIP Term Loan Commitment as of the Amendment No. 3 Effective Date.

(g)           In Section 5.2(a)(i) of the Existing Credit Agreement, replace the table with the following:

Calendar Month Ending	Minimum Cumulative Consolidated Net Cash Flow After Restructuring Expenses since May 1, 2009 (in Millions)
May 2009	(56.7)
June 2009	(82.6)
July 2009	(90.2)
August 2009	(93.7)
September 2009	(104.6)
October 2009	(116.4)
November 2009	(99.2)
December 2009	(84.1)
January 2010	(76.8)

(h)           In Section 5.2(a)(ii) of the Existing Credit Agreement, replace the table with the following:

Calendar Month Ending	Minimum Cumulative Aggregated Net Cash Flow After Restructuring Expenses since May 1, 2009 (in Millions)
May 2009	(22.5)
June 2009	(35.1)
July 2009	(31.4)
August 2009	(26.2)
September 2009	(39.9)
October 2009	(42.6)
November 2009	(33.3)
December 2009	(23.7)
January 2010	(16.2)

EXECUTIVE VERSION

(i)           In Section 5.2(c)(i) of the Existing Credit Agreement, replace the table with the following:

Calendar Month Ending	Minimum Cumulative Interest Coverage Ratio Since May 1, 2009
May 2009	N/A
June 2009	N/A
July 2009	N/A
August 2009	0.3
September 2009	1.6
October 2009	2.4
November 2009	2.9
December 2009	2.6
January 2010	2.9

(j)           In Section 5.2(c)(ii) of the Existing Credit Agreement, replace the table with the following:

Calendar Month Ending	Minimum Cumulative Interest Coverage Ratio Since May 1, 2009
May 2009	N/A
June 2009	N/A
July 2009	N/A
August 2009	0.7
September 2009	3.9
October 2009	6.3
November 2009	7.8
December 2009	6.8
January 2010	7.5

(k)           Replace Section 5.2(f) of the Existing Credit Agreement with the following:

Compliance with 13-Week Budget.  The Loan Parties shall comply with, and shall ensure the compliance of each of their Subsidiaries with, the then-applicable 13-Week Budget such that, for the amount specified under “Total Disbursements” in the 13-Week Budget, the Loan Parties shall not allow a cumulative adverse deviation of greater than 15% with respect to such then-applicable 13-Week Budget.

EXECUTIVE VERSION

(l)           In Exhibit M (Plan Term Sheet), in the first paragraph on page M-3, add the words “minus permanent voluntary or mandatory prepayments of the New Money DIP Term Loans” before the words “(on terms and condition to be agreed upon by the Debtors and the Requisite DIP Lenders)”.

SECTION 2.      AMENDMENTS TO THE DIP DEPOSITARY AGREEMENT

The Borrowers, the DIP Administrative Agent and the DIP Depositary hereby agree that Existing DIP Depositary Agreement is hereby amended as set forth below (and the DIP Lenders party hereto hereby instruct the DIP Administrative Agent, and the DIP Administrative Agent hereby instructs the DIP Depositary to agree to such amendments):

(a)           In Section 1.3 of the Existing DIP Depositary Agreement, replace the definition of “Adjusted Budget” with the following:

“Adjusted Budget” shall mean, on any date, the then-applicable 13-Week Budget, as adjusted (on a reasonable basis and in good faith) to permit a cumulative adverse deviation of no greater than 15%, and as further adjusted with the consent of the Requisite DIP Lenders.

(b)           Replace clause (b)(ii) of the Certification in Exhibit A (Withdrawal Certificate) of the Existing DIP Depositary Agreement with the following:

(ii) Without giving effect to the transfers contemplated hereby and to the application of the proceeds of such transfers, the excess (if any) of (A) Available Cash of the Obligors on the date of this Withdrawal Certificate (taken together with Available Cash of the Obligors reasonable expected to be available within the succeeding five (5) Business Days) over (B) $15,000,000 is insufficient to pay the Permitted Amounts.

SECTION 3.      OTHER MATTERS RELATING TO THE EXCESS COMMITMENTS TRANSACTION

(a)           For the purposes of the Excess Commitments Transaction only, the DIP Lenders party hereto hereby agree that the requirements in Sections 2.3.A(b)(ii), (iii) and (iv) of the Existing Credit Agreement for the solicitation and allocation of Incremental New Money DIP Term Loan Commitments among DIP Lenders do not apply and that the Incremental New Money DIP Term Loans shall be borrowed contemporaneously with the borrowing of the Final New Money DIP Term Loans on the DIP Final Effective Date.

(b)           The DIP Lenders party hereto hereby consent to the amendment of the current 13-Week Budget to reflect additional upfront fees payable in connection with the Excess Commitments Transaction.

SECTION 4.      CONDITIONS PRECEDENT TO THE EFFECTIVENESS OF THIS AMENDMENT NO. 3

This Amendment No. 3 shall become effective as of the date first written above when, and only when, each of the following conditions precedent shall have been satisfied (the “Amendment No. 2 Effective Date”) or duly waived by the DIP Administrative Agent:

EXECUTIVE VERSION

(a)           First Supplemental Interim Order. The Bankruptcy Court shall have entered a supplemental interim order (the “First Supplemental Interim Order”) on due and proper notice, approving, among other things, Amendment No 3, which Supplemental Interim Order shall be in form and substance acceptable to the Requisite DIP Lenders in their sole discretion.

(b)           Certain Documents. The DIP Administrative Agent shall have received each of the following, each dated the Amendment No. 3 Effective Date (unless otherwise agreed by the DIP Administrative Agent), in form and substance satisfactory to the DIP Administrative Agent:

(i)             this Amendment No. 3, executed (on the signature pages hereto) by the Borrowers, Holdings, DIP Lenders (as defined in the Existing Credit Agreement) constituting Requisite Supermajority DIP Lenders (as defined in the Existing Credit Agreement) and Deutsche Bank AG New York Branch, as administrative agent for the DIP Lenders; and

(ii)             the Consent and Agreement, in the form attached hereto as Exhibit A (each, a “Subsidiary Consent”), executed by each of the Domestic Subsidiary Guarantors; and

(iii)             a revised 13-Week Budget, reflecting the amendments consented to by the DIP Lenders party hereto in Section 3(b) of this Amendment No. 3.

SECTION 5.      REPRESENTATIONS AND WARRANTIES

Upon entry of the First Supplemental Interim Order, on and as of the date hereof and as of the Amendment No. 3 Effective Date, the Borrowers and Holdings hereby represent and warrant to the DIP Administrative Agent and each Lender as follows:

(a)           this Amendment No. 3 has been duly authorized, executed and delivered by the Borrowers and Holdings and consented to by each Guarantor and constitutes a legal, valid and binding obligation of the Borrowers, Holdings and each Guarantor, enforceable against the Borrowers, Holdings and each Guarantor in accordance with its terms and the Credit Agreement as amended by this Amendment No. 3 and constitutes the legal, valid and binding obligation of the Borrowers and each Guarantor, enforceable against the Borrowers and each Guarantor in accordance with its terms;

(b)           each of the representations and warranties contained in Article IV.A (Representations and Warranties) of the Amended Credit Agreement, each other DIP Loan Document (as defined in the Amended Credit Agreement) or in any certificate, document or financial or other statement furnished at any time under or in connection therewith are true and correct in all material respects on and as of the date hereof and the Amendment No. 3 Effective Date, in each case as if made on and as of such date and except to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such specific date; provided, however, that references therein to the “Credit Agreement” shall be deemed to refer to the Amended Credit Agreement and after giving effect to the consents and waivers set forth herein; and

(c)           no Default or Event of Default contained in Section 9.1A of the Amended Credit Agreement has occurred and is continuing (except for those that are duly waived).

EXECUTIVE VERSION

SECTION 6.      REFERENCE TO THE EFFECT ON THE LOAN DOCUMENTS

(a)           As of the Amendment No. 3 Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents (as defined in the Existing Credit Agreement), including, without limitation, by means of words like “thereunder”, “thereof” and words of like import, shall mean and be a reference to the Amended Credit Agreement and this Amendment No. 3 and the Existing Credit Agreement  and this Amendment No. 3 shall be read together and construed as a single instrument.  Each of the table of contents and lists of Exhibits and Schedules of the Credit Agreement shall be amended to reflect the changes made in this Amendment No. 3 as of the Amendment No. 3 Effective Date.

(b)           As of the Amendment No. 3 Effective Date, each reference in the DIP Depositary  Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents (as defined in the Existing Credit Agreement), including, without limitation, by means of words like “thereunder”, “thereof” and words of like import, shall mean and be a reference to the Amended DIP Depositary  Agreement and this Amendment No. 3 and the Existing DIP Depositary Agreement and this Amendment No. 3 shall be read together and construed as a single instrument.  Each of the table of contents and lists of Exhibits and Schedules of the DIP Depositary  Agreement shall be amended to reflect the changes made in this Amendment No. 3 as of the Amendment No. 3 Effective Date.

(c)           Except as expressly amended hereby or specifically waived above, all of the terms and provisions of the Existing Credit Agreement, the Existing DIP Depositary Agreement and all other Loan Documents (as defined in the Existing Credit Agreement) are and shall remain in full force and effect and are hereby ratified and confirmed.

(d)           The execution, delivery and effectiveness of this Amendment No. 3 shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, Issuers, Arranger, the Prepetition Administrative Agent or the DIP Administrative Agent under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein.

(e)           The Existing Credit Agreement as amended by this Amendment No. 3 is not in any way intended to constitute a novation of the obligations and liabilities existing under the Existing Credit Agreement or evidence payment of all or any portion of such obligations and liabilities.

(f)           This Amendment No. 3 is a Loan Document (as defined in the Existing Credit Agreement) and a Prepetition Loan Document and a DIP Loan Document (as each is defined in the Amended Credit Agreement).

SECTION 7.      EXECUTION IN COUNTERPARTS

This Amendment No. 3 may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document.  Delivery of an executed counterpart by telecopy or electronic mail shall be effective as delivery of a manually executed counterpart of this Amendment No. 3.

EXECUTIVE VERSION

SECTION 8.      GOVERNING LAW

This Amendment No. 3 shall be governed by and construed in accordance with the law of the State of New York except to the extent New York law is superseded by the Bankruptcy Code.

SECTION 9.      SECTION TITLES

The section titles contained in this Amendment No. 3 are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto, except when used to reference a section.

SECTION 10.    NOTICES

All communications and notices hereunder shall be given as provided in the Amended Credit Agreement or, as the case may be, the Guaranty.

SECTION 11.    SEVERABILITY

The fact that any term or provision of this Amendment No. 3 is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation or jurisdiction or as applied to any person

SECTION 12.    SUCCESSORS

The terms of this Amendment No. 3 shall be binding upon, and shall inure to the benefit of, the parties hereto and to the other parties to the Existing Credit Agreement and the Existing DIP Depositary Agreement (as applicable) and their respective successors and assigns.

SECTION 13.    WAIVER OF JURY TRIAL

                      EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT NO. 3 OR THE AMENDED CREDIT AGREEMENT, THE AMENDED DIP DEPOSITARY AGREEMENT OR ANY OTHER LOAN DOCUMENT (AS DEFINED IN THE EXISTING CREDIT AGREEMENT) OR ANY PREPETITION LOAN DOCUMENT OR DIP LOAN DOCUMENT(AS DEFINED IN THE AMENDED CREDIT AGREEMENT).

[Signature Pages Follow]

In Witness Whereof, the parties hereto have caused this Amendment No. 3 to be executed by their respective officers and general partners thereunto duly authorized, as of the date first written above.

HLI Operating Company, Inc., as U.S. Borrower
By:	/s/ Mark A. Brebberman
Name: Mark A. Brebberman
Title: Vice President

Hayes Lemmerz Finance LLC–Luxembourg S.C.A., as Luxembourg Borrower By : Hayes Lemmerz Finance LLC, its Managing Partner
By:	/s/ Mark A. Brebberman
Name: Mark A. Brebberman
Title: Vice President

Hayes Lemmerz International, Inc., as Holdings
By:	/s/ Mark A. Brebberman
Name: Mark A. Brebberman
Title: Vice President

[CONSENT AND AGREEMENT OF GUARANTORS  TO AMENDMENT NO. 3]

DEUTSCHE BANK AG NEW YORK BRANCH, as DIP Administrative Agent
By:	/s/ Erin Morrissey
Name: Erin Morrissey
Title: Vice President

By:	/s/ Michael M. Meagher
Name: Michael M. Meagher
Title: Vice President

[CONSENT AND AGREEMENT OF GUARANTORS  TO AMENDMENT NO. 3]

GENERAL ELECTRIC CAPITAL CORPORATION, as DIP Lender
By:	/s/ Scott W. Renzulli
Name: Scott W. Renzulli
Title: Duly Authorized Signatory

[CONSENT AND AGREEMENT OF GUARANTORS  TO AMENDMENT NO. 3]